                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): MAY 7, 2003



                             COMSHARE, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)



          Michigan                                               38-1804887
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

  555 BRIARWOOD CIRCLE, ANN ARBOR, MICHIGAN                         48108
  (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (734) 994-4800

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


C.       Exhibits.

         No.      Description

         99.1     Press Release dated May 7, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         The following information required to be disclosed pursuant to Item 12 -- "Results of Operation and Financial Condition" is being furnished under Item 9 -- "Regulation FD Disclosure" and Item 12 "Results of Operation and Financial Condition" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

         On May 7, 2003, Comshare, Incorporated issued a press release announcing its financial results for its third fiscal quarter ended March 31, 2003, attached as Exhibit 99.1 to this Form 8-K.

         The information furnished in this Item 9 (which is furnished under Item
12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMSHARE, INCORPORATED


Date:  May 7, 2003                       By:    /s/ Brian J. Jarzynski
                                             -----------------------------------
                                                Brian J. Jarzynski
                                                Senior Vice President, Chief
                                                Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                     -----------

99.1                       Press release dated May 7, 2003.